                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              190 Carondelet Plaza
                               St. Louis, MO 63105
                                 (314) 862-2211

                         Supplement dated March 1, 2005
                                       to
                          Prospectus dated May 1, 2004

This supplement contains additional information and should be read and maintained with the prospectus identified above.

Pursuant to a Plan adopted by the Board of Trustees of T. Rowe Price Equity Series, Inc., the T. Rowe Price Mid Cap Growth Portfolio (the "Portfolio") will close to new investment effective April 29, 2005. After that date, no premiums and no transfer of cash value will be accepted into the Portfolio.

All Owners who are currently allocating premiums to the Portfolio must reallocate their premiums to alternate funds by April 29, 2005. After that date, any premiums allocated to the Portfolio will be reallocated on a pro rata basis among the other funds then receiving premium contributions.

If any Owner is allocating 100% of premiums to the Portfolio and he or she fails to elect a new premium allocation by April 29, 2005, Paragon will be required to return all premiums paid after that date until a new allocation is elected.

            Please retain this supplement for your future reference.

                                        1